PACIFIC FUNDS

SUPPLEMENT DATED OCTOBER 4, 2004 TO THE PROSPECTUS
DATED JULY 1, 2004, AS SUPPLEMENTED JULY 1, 2004

This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2004, as supplemented on July 1, 2004. Remember to review these documents for other important information.

Liquidation of Two Funds

On September 20, 2004, the Board of Trustees of Pacific Funds, (the “Board”), unanimously approved the liquidation of two funds: PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund (each a “Liquidating Fund”, together the “Liquidating Funds”). The Liquidating Funds will not accept new investments after October 31, 2004. If you have automatic transaction instructions in place for the Liquidating Funds, (through an automatic investment program, periodic contributions, systematic withdrawals, payroll deductions or prescheduled transfers of assets), such instructions will not be effective after October 31, 2004. Please contact your registered representative or Pacific Funds to provide new instructions.

The liquidations are expected to occur at the close of business on December 31, 2004 (the “Liquidation Date”). The Liquidation Date may be postponed if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of the two funds is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the Board believes the value of the net assets in the funds cannot be accurately appraised; or (iii) reasonably necessary to accommodate business needs. If any of these events occurs, the Liquidation Date will be postponed until a reasonable time thereafter, which, with respect to items (i) and (ii), will be the first business day after trading is fully resumed and reporting has been restored.

In preparation for liquidation, the Liquidating Funds may begin transitioning their portfolio holdings to cash, short-term debt securities, or other liquid investments, which will cause the Liquidating Funds to deviate from their stated investment goals and strategies. This may cause the investment performance of the Liquidating Funds to be lower than if they had remained invested in accordance with their investment goals and strategies.

Beginning 30 days from the date of this supplement, Pacific Life Insurance Company (“Pacific Life”) may, at its sole discretion, redeem its investments in the Liquidating Funds. Pacific Life will directly bear certain costs associated with the liquidations, including brokerage and legal expenses — and indirectly bear the remainder of the costs of the liquidations since both Liquidating Funds are currently exceeding their expense caps. As of August 31, 2004, Pacific Life owned approximately 71% and 83% of the PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund, respectively.

Shareholders subject to a contingent deferred sales charge (“CDSC Shareholders”) may, without imposition of a CDSC: (i) exchange their shares of the Liquidating Funds for shares of other Pacific Funds at any time prior to the Liquidation Date; or (ii) have the Liquidating Funds redeem their shares on the Liquidation Date. CDSC Shareholders who redeem their shares of the Liquidating Funds prior to the Liquidation Date will be subject to a CDSC. Please see the Exchanging Shares section in the prospectus for further information. Exchanges out of the Liquidating Funds will not count towards the annual transfer limit.

Certain 529 and qualified plan owners will be sent additional information regarding the liquidation and its effects, if any, on such plans.

Shareholders who still own shares of the Liquidating Funds on the Liquidation Date will be sent a check upon liquidation. Once the funds have been liquidated, all references to the PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund will be deleted from the prospectus. No further notification regarding the Liquidating Funds will be sent unless circumstances change from those described herein.

Portfolio Manager Updates

Information for the PF INVESCO Health Sciences Fund is deleted and replaced with the following:

Michael Yellen is a senior vice president and senior portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1998 and has over 14 years of experience as an investment professional. Mr. Yellen has a BA from Stanford University.

Kirk L. Anderson is a vice president and portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1994 and has over ten years of experience as an investment professional. Mr. Anderson has a BA from Texas A&M University and an MS from the University of Houston.

Bryan A. Unterhalter is a portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1997 and has over nine years of experience as an investment professional. Mr. Unterhalter has a BA from the University of Texas at Austin and an MBA from the University of St. Thomas.

Information for the PF Salomon Brothers Large-Cap Value Fund is deleted and replaced with the following:

The fund is managed by a team at SaBAM led by:

Mark J. McAllister, CFA, is a managing director of SaBAM. He joined SaBAM in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by more than a dozen U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of SaBAM’s equity investment process.

Form No.	PACFSUP904